UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 31, 2025

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2025, AMVAC Chemical Corporation (“AMVAC”), principal operating subsidiary of American Vanguard Corporation (“Registrant” or the “Company”), as borrower, and affiliates (including Registrant), as guarantors and/or borrowers, entered into Amendment Number Nine (the “Amendment”) to the Third Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with a group of commercial lenders led by BMO Bank, N.A. (successor to the Bank of the West), as administrative agent for the lenders.

The Amendment extended the due date by which the Registrant is required to deliver to the agent and lenders under the Loan Agreement the Registrant’s annual audited financial statements for the fiscal year ended December 31, 2024 from 90 days to 120 days following the end of the fiscal year. The Amendment did not change the 90-day period for any future fiscal year.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2025, the Registrant received a notice of noncompliance (the “NYSE Notice”) from the New York Stock Exchange (“NYSE”) noting that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual due to the delayed filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”).

The NYSE has informed the Company that it has up to six months from March 31, 2025 to file its Form 10-K to regain compliance. The Company intends to file the Form 10-K in the near future and thereby regain compliance. In the interim, the Company expects the Common Stock to continue to be listed on the NYSE. There can be no assurance that the Company will ultimately regain and remain in compliance with all applicable NYSE listing standards.

Item 7.01	Regulation FD Disclosure.

On April 4, 2025, the Company issued a press release announcing its receipt of the NYSE Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibit hereto, is material or that the dissemination of such information is required by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

The Company, from time to time, may discuss forward-looking information. Except for the historical information contained in this Current Report on Form 8-K, the matters set forth herein include forward-looking statements. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” These forward-looking statements are based on the current expectations and estimates by the Company’s management and are subject to various risks and uncertainties that may cause results to differ from management’s current expectations. Such factors include statements regarding the Company’s expectations regarding the timing and ability to file the Company’s Form 10-K and to comply with the applicable NYSE listing standards and other risks as detailed from time-to-time in the

Company’s SEC reports and filings. All forward-looking statements, if any, in this Current Report on Form 8-K represent the Company’s judgment as of the date of this Current Report on Form 8-K. The company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Amendment Number Nine to the Third Amended and Restated Loan and Security Agreement dated as of March 31, 2025, by and among Registrant, AMVAC Chemical Corporation, certain other direct and indirect subsidiaries of Registrant and the senior lending group parties thereto.

Exhibit 99.1	Press Release dated April 4, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION
Date: April 4, 2025

	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Information Officer, General Counsel & Secretary

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